Exhibit 10.80

REDUCING REVOLVING LOAN AGREEMENT

THIS REDUCING REVOLVING LOAN AGREEMENT (the “Agreement”) is made effective as of the 31st day of January, 2007, by and between FULL HOUSE RESORTS, INC., a Delaware corporation (the “Borrower”), and NEVADA STATE BANK (the “Lender”).

WITNESSETH:

WHEREAS, Borrower desires to purchase all of the issued and outstanding shares of stock (the “Shares”) in Stockman’s Casino, a Nevada corporation (“Stockman’s Casino”), which is licensed by the Nevada Gaming Commission to own and operate the Stockman’s Casino and Hotel located on certain real property in Fallon, Churchill County, Nevada, and described in Exhibit “A” (the “Property”);

WHEREAS, subject to the terms and conditions hereof, Lender has agreed to lend to Borrower certain funds on a reducing revolving basis in an amount not to exceed SIXTEEN MILLION AND NO/I OOTHS DOLLARS ($16,000,000.00) (the “Loan”) to assist the Borrower in purchasing the Shares and to provide Borrower with working capital.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties and subject to the following terms and conditions, Borrower agrees to borrow from Lender, and Lender agrees to loan to Borrower the Loan for the purposes provided herein. The Loan shall be evidenced by a Reducing Revolving Promissory Note (the “Note”) bearing even date herewith, secured by a Stock Pledge Agreement (the “Stock Pledge”) under which the Borrower shall pledge to Lender all of the Shares, and guaranteed by Stockman’s Casino by the execution of a Guarantee in form and content acceptable to Lender (the “Guarantee”). This Agreement, the Note, the Guarantee, Stock Pledge, and any and all other documents now or hereafter executed by Borrower or any other person or party in connection with or to evidence or secure payment of the Loan are sometimes hereafter collectively referred to as the “Loan Documents”.

A. DISBURSEMENTS:

A.1 Initial Disbursement. Lender shall make an initial disbursement under the Loan (the “Initial Disbursement”) to assist Borrower in purchasing the Shares once the following conditions have been satisfied:

(a) Borrower has caused to be provided to Lender, at Borrower’s or Stockman’s Casino’s expense, an ALTA lender’s policy of title insurance insuring the lien of a Deed of Trust and Security Agreement and Fixture Filing With Assignment of Rents (the “Deed of Trust”) executed by Stockman’s Casino for the benefit of Lender to secure Stockman’s Casino’s obligations

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

under the Guarantee as a first priority lien on the Property, which title policy shall be in form and content, and issued by a title insurer acceptable to Lender, and shall be subject only to such exceptions to title as Lender may approve;

(b) Borrower shall have paid Lender or deposited into escrow sufficient sums to pay Lender’s loan fee in the amount of $160,000.00, all closing costs and fees, and Lender’s reasonable attorneys’ fees and costs incurred in connection herewith;

(c) Lender shall have received evidence acceptable to Lender that the security interest in and to all personal property collateral for the Loan, including without limitation, the inventory and accounts receivable of Stockman’s Casino, contained in the Deed of Trust constitutes a first priority lien;

(d) Lender shall have received evidence acceptable to Lender that Borrower has received any and all regulatory approvals in connection with the acquisition of the Shares, including without limitation, approvals required to be obtained from the Gaming Authorities (as defined in the Stock Pledge);

(e) Lender shall have received an opinion from counsel for the Borrower, in all respects acceptable to Lender, opining that the Loan documents have been duly executed anal delivered and are enforceable under Nevada law, that Borrower and Stockman’s Casino are legally existing under the laws of the state of their organization, are qualified to transact business in Nevada and are in good standing, and that the Loan has been duly authorized by all necessary corporate action; and

(1) There has occurred no material adverse change in the financial condition of Borrower or Stockman’s Casino from the condition reflected in the most recent financial statements provided to Lender in connection with the Loan.

A.2 Subsequent Disbursements. Lender’s obligation to make any disbursements under the an following the Initial Disbursement shall be subject to the following:

(a) Each representation, covenant and warranty made by Borrower herein shall be true and correct at the time Borrower requests any such disbursement and at the time that such disbursement is made;

(b) Borrower shall submit to Lender a disbursement request in form and content acceptable to Lender and executed by an authorized officer or other representative of Borrower;

(c) No Event of Default (as herein defined), or any event which with notice and/or the passage of time would constitute an Event of Default, shall then exist hereunder; and

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

(d) Borrower shall provide Lender with such information as Lender may reasonably require regarding the proposed use of the requested Loan funds.

A.3 Reductions in Commitment. The maximum committed amount under the Loan shall be reduced by the amount of $533,000.00 semi-annually on the first day of January and July of each year commencing on the first day of July, 2007.

B. REPRESENTATIONS, COVENANTS AND WARRANTIES.

Borrower hereby unconditionally represents, covenants and warrants as follows:

B.l Power. If Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, that it is a corporation duly incorporated, or a partnership, limited liability company, or trust duly organized, and in any event validly existing under the laws of the state of its incorporation or organization and duly qualified to do business in the State of Nevada, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) enter into this Agreement and execute the Stock Pledge; and (iii) enter into any other Loan Documents executed and delivered to Lender concurrently herewith.

B.2 Authority. That this Agreement, the Note, the Stock Pledge and all other Loan Documents executed and delivered to Lender concurrently herewith were duly executed, and, if Borrower or any signator who signs on its behalf is a corporation, partnership, limited liability company, or trust, in accordance with any requirements of its articles of incorporation, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, and any amendments thereto, and that the execution of the same, and the full and complete performance of the provisions thereof, is authorized by its bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, or a resolution of its board of directors, partners, members and/or managers or trustees, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Lender concurrently herewith) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower is bound or, if applicable, under Borrower’s corporate charter, bylaws, articles of partnership, articles of organization and/or operating agreement, or declaration of trust.

B.3 Financial Statements. Any and all balance sheets, statements of income or loss, reconciliation of surplus and financial data of any other kind heretofore furnished Lender by or on behalf of Borrower and Stockman’s Casino are true and correct in all material respects, and fully and accurately present the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent financial data submitted to Lender. During the Loan term, Borrower shall provide Lender with: (i) copies of annual CPA audited financial statements for the Borrower and

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

Stockman’s Casino within 120 days following the end of each fiscal year; (ii) copies of quarterly 10Q’s for Borrower within 45 days following the end of each fiscal quarter; (iii) copies of quarterly internally prepared financial statements for Stockman’s Casino within 45 days following the end of each fiscal quarter; (iv) copies of federal income tax returns (including all schedules) and/or extension requests for Borrower within 30 days after filing the same; and (v) such other financial information in connection with the Borrower, Stockman’s Casino and the Property as Lender may reasonably request. Stockman’s Casino’s annual and quarterly financial statements shall be certified to be true and correct by Stockman’s Casino’s chief financial officer.

B.4 Financial Covenants. During the term of the Loan, Stockman’s Casino shall:

(a) maintain a Fixed Charge Coverage Ratio (defined as [earnings before interest, taxes, depreciation and amortization (“EBITDA”), less maintenance capital expenditures (in an amount equal to two percent (2%) of total net revenues), cash taxes, dividends and withdrawals] _ [interest, capital lease payments and scheduled principal payments]) of not less than 1.10 to 1.00 to be measured quarterly by Lender on a rolling four (4) quarter basis (which may include quarters under previous ownership);

(b) maintain a Maximum Funded Debt to EBITDA Ratio (the “Funded Debt to EBITDA Ratio”) (defined as [interest bearing debt (which shall include the indebtedness evidenced by the Loan), plus capital leases outstanding as of the measurement date] = [EBITDA]) of not greater than 4.25 to 1.00 until December 31, 2007, not greater than 3.75 to 1.00 until December 31, 2008, not greater than 3.25 to 1.00 until December 31, 2009, and not greater than 2,75 to 1.00 as of December 31, 2009 and thereafter to be measured quarterly by Lender on a rolling four (4) quarter basis (which may include quarters under previous ownership);

(c) maintain a Minimum Tangible Net Worth (defined as net worth minus all intangible assets, including without limitation, shareholder loans, affiliate loans and investments, goodwill, and financing costs) as determined at the close of acquisition of the Shares, to be increased by an amount equal to twenty percent (20%) of Stockman’s Casino’s net income after income tax obligations and debt service requirements under the Loan and the Subordinated Debt (as hereinafter defined), each fiscal year end commencing with the fiscal year ending on December 31, 2007, to be measured quarterly by Lender;

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

(d) limit distributions to and withdrawals by owners to an amount equal to not more than fifty percent (50%) of Stockman’s Casino’s net income plus income tax obligations and debt service requirements under the Loan and the Subordinated Debt (as hereinafter defined), during each of the first three (3) twelve (12) month fiscal periods following the closing of the Loan;

(e) make annual capital expenditures in an amount not less than two percent (2%) and not greater than six percent (6%) of Stockman’s Casino’s consolidated net revenues for the immediately prior fiscal year unless otherwise consented to by the Lender; and

(f) establish and maintain operating accounts with a branch of Lender.

For the purpose of determining the adjusted interest rate under the Note, the Funded Debt to EBITDA Ratio shall be based upon the average outstanding balance of the Loan as of the end of the four (4) previous fiscal quarters of Stockman’s Casino.

B.5 Subordination of Seller Indebtedness. Any indebtedness of Borrower in favor of the seller of the Shares (the “Subordinated Debt”) shall be subordinated to all of Borrower’s indebtedness to Lender, including the Loan, pursuant to an agreement acceptable to Lender (the “Subordination Agreement”). Such Subordination Agreement shall provide that regularly scheduled payments of principal and/or interest under such Subordinated Debt maybe made by Borrower if no Event of Default then exists hereunder.

B.6 Litigation. There are no actions, suits or proceedings of a material nature (collectively “Proceedings”) pending, or to the knowledge of Borrower threatened, against or affecting the Borrower, Stockman’s Casino, the Property, the Shares, or involving the validity or enforceability of the Stock Pledge or the priority of the lien and security interest thereof, and no event (“Adverse Event”) has occurred (including specifically the execution of this Agreement, the Note, the Stock Pledge or any of the other Loan Documents) which will violate, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement (as hereafter defined), or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Shares or the Property other than the liens and security interests created by, or referred to in, the Stock Pledge. Borrower shall give Lender written notice of any pending or threatened Proceeding or any Adverse Event promptly after Borrower obtains knowledge thereof.

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

B.7 Permits. Before requesting, or being entitled to, any disbursement of the an, Borrower and/or Stockman’s Casino shall have complied with all Legal Requirements and all material requirements .of the governmental entities with jurisdiction over the Property.

The foregoing representations, covenants and warranties shall survive until all suns payable pursuant to the Note or this Agreement, or which are secured by the Stock Pledge or any of the other Loan Documents, have been paid in fill.

C. DEFAULT.

C1 Events of Default. Any of the following shall constitute a default hereunder (an “Event of Default”):

(a) The failure of Borrower to make any payment required hereunder, under the Note, or under any other Loan Document within fifteen (15) days after the due date thereof;

(b) The neglect, failure, or refusal of Borrower to keep in full force and effect any material permit, license, consent or approval required hereunder, or under the Loan Documents;

(c) The materially false or misleading nature of any representation or warranty of Borrower contained herein or in any representation to Lender concerning the financial condition of Borrower, or the reasonable determination by Lender of a material threat to its security by reason of a material adverse change in the financial condition of Borrower;

(d) The failure of Borrower to fully perform any and all covenants and agreements hereunder; provided, however, that such failure shall not be an Event of Default hereunder if such failure is not specifically covered elsewhere herein or in the Note, the Stock Pledge or any of the other Loan Documents, such failure does not relate, in the judgment of Lender, to a matter which is of an emergency nature, and Borrower performs such covenant or agreement within thirty (30) days after performance thereof is due. If such failure is specifically covered elsewhere herein or in the Note, the Stock Pledge or any of the other Loan Documents, the foregoing 30-day grace period shall not be applicable in such a situation and the grace period, notice requirement and/or cure period, if any, set forth in such other reference shall control;

(e) The failure of Borrower to perform (other than to make a payment due thereunder) as required under any other Loan Document within thirty (30) days after such performance is due;

(f) The admission by Borrower or Stockman’s Casino in writing of its inability to pay its debts generally as they become due, or the filing by Borrower or Stockman’s Casino of a petition or action for relief under any bankruptcy, reorganization or insolvency law, or any other law or laws for the relief of, or relating to, debtors;

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

(g) The filing of any involuntary petition under any bankruptcy or insolvency law against Borrower or Stockman’s Casino, or the appointment of a custodian, receiver or trustee to take possession of the Property or other assets of Borrower or Stockman’s Casino, unless such petition or appointment is or has been set aside or withdrawn within sixty (60) days from the date of such filing or appointment;

(h) Stockman’s Casino shall. notify Lender of its intention to rescind, modify, terminate or revoke the Guarantee without the prior written consent of Lender, or the Guarantee shall cease to be in full force and effect for any reason; or

(i) Any breach or default by Borrower or Stockman’s Casino under any other loan or credit facility now or hereafter existing between Lender and Borrower or Stockman’s Casino, subject to any applicable notice requirement and opportunity to cure.

For the purpose of paragraph C. 1, whenever Borrower is provided with a period of time within which to cure any default, and such default is not reasonably susceptible to cure within such period of time, it shall be deemed cured if Borrower commences curative action within such time period and diligently pursues such action thereafter.

C.2 Acceleration. Upon the occurrence and during the continuance of an Event of Default hereunder, the entire unpaid balance of the Note including all accrued interest shall, at the option of Lender, become immediately due and payable and Lender shall have such rights of enforcement as maybe afforded by law, hereunder, or under the Note, the Stock Pledge or any of the other Loan Documents.

D. REMEDIES.

D.1 General. Upon the occurrence and during the continuance of an Event of Default hereunder, Lender shall have all rights and remedies available to Lender under the law, hereunder or under the Note (including but not limited to the right to accelerate the Note), the Stock Pledge or any of the other Loan Documents.

D.2 Right to Advance or Post Funds. Where disputes arise which, in the good faith opinion of Lender, may endanger the performance of any covenant contained herein, Lender may, following ten (10) days written notice to Borrower, enter into such agreements or advance funds for the account of Borrower without prejudice to Borrower’s rights, if any, to recover said funds from the party to whom paid. Such agreement or agreements may take the form which Lender, in its discretion, deems proper, including but not limited to agreements to indemnify a title insurer against possible assertion of lien claims or to pay disputed amounts to contractors if Borrower is unable or unwilling to pay the same. All sums paid or agreed to be paid pursuant to any such

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

undertaking shall be for the account of Borrower, Borrower shall reimburse Lender for any such payments made upon demand therefor, with interest at the rate then applicable under the Note until date of reimbursement, and such advances and interest shall be secured by the Stock Pledge.

D.3 Curing of Defaults by Disbursement. Upon the occurrence and during the continuance of an Event of Default which may be cured by the payment of money other than under Paragraph C. 1 (a), Lender, without waiving any right of acceleration or foreclosure under the Note or the Stock Pledge which Lender may have by reason of such Event of Default, or any other right Lender may have against Borrower because of such Event of Default, shall have the right to make such payment from the Loan, thereby curing the Event of Default.

D.4 Remedies are Cumulative. All remedies of Lender provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Note, the Stock Pledge or any of the other Loan Documents or by law. The exercise of any rights of Lender hereunder shall not in any way constitute a cure or waiver of a default hereunder or elsewhere, or invalidate any act done pursuant to any notice of default, or, to the maximum extent permitted by law, prejudice Lender in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Lender realizes Al amounts owed to it hereunder and under the Note, the Stock Pledge and the other Loan Documents.

D.5 Right of Contest. Borrower shall have the right to contest in good faith any claim, demand, levy, or assessment by a third party, the assertion of which would constitute an Event of Default hereunder. Any such contest shall be prosecuted diligently and in a manner not prejudicial to Lender or the rights of Lender hereunder. fn the event that Lender reasonably determines that such claim, demand, levy or assessment could adversely affect Lender’s interest in the Property, upon demand by Lender, Borrower shall deposit funds with Lender or obtain and record a bond satisfactory to Lender in an amount sufficient to cover any amounts which may be owing in the event the contest may be unsuccessful. Borrower shall make such deposit or obtain and record such bond, as the case may be, within five (5) days after demand therefor and, if made by payment of funds to Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest to Borrower or the adverse claimant.

E. MISCELLANEOUS.

E.l No Waiver. No waiver of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account of such default, and no express waiver shall affect any default other than the default specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term, or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

E.2 No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and benefit of Lender and Borrower. All conditions of the obligations of Lender to make advances hereunder are imposed solely and exclusively for the benefit of Lender and maybe freely modified by Lender with the concurrence of Borrower or waived by Lender in whole or in part at any time if in its sole discretion it deems it advisable to do so. No person other than Borrower shall have standing to require Lender to make any Loan advances or be a beneficiary of this Agreement or of any of the advances to be made hereunder.

E.3 [Intentionally Omitted.]

E.4 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given if mailed by first class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering the same in person to the intended addressee, or by telefax. Notice so mailed shall be effective two (2) business days following its deposit. Notice given in any other manner shall be effective only if and when received by the addressee during normal business hours. For purposes of notice, the addresses of the parties shall be as set forth on the signature page hereof; provided, however, that either party shall have the right to change its address for notice hereunder to any other location by the giving of notice to the other party in the manner set forth above.

E.5 Authority to File Notices. Borrower irrevocably appoints, designates, and authorizes Lender as its agent (said agency being coupled with an interest) to file for record any notice that Lender reasonably deems necessary or desirable to protect its interest hereunder or under the Note, the Stock Pledge or any of the other Loan Documents. Lender shall only file such notices if Borrower fails, within fifteen (15) days after written demand by Lender, to do so.

E.6 Expenses. Borrower shall pay promptly all reasonable costs, charges, and expenses incurred by Lender in connection with the Loan, including but not limited to commitment fees, loan fees, service charges, title charges, tax and lien service charges, costs of inspection, recording fees, processing fees, appraisal fees, attorneys` fees, real property taxes and assessments and insurance premiums, and any and all fees in consideration of Lender’s commitment to provide the Loan.

E.7 Actions. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to commence, appear in or defend any action or proceeding purporting to affect the Property, or the rights, duties, or liabilities of the parties hereunder, or the disbursement of any funds. In connection therewith, Lender may incur and pay costs and expenses, including reasonable attorneys’ fees, and Borrower shall pay to Lender on demand all such costs and expenses and Lender is authorized to disburse funds from the Loan for said purpose.

E.8 Commissions and Brokerage Fee. Borrower shall indemnify Lender from any responsibility and/or liability for the payment of any commission, charge or brokerage fees to

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

anyone which may be payable in connection with the making, purchase or refmance of the Loan, it being understood that any such commission, charge, or brokerage fees will be paid directly by Borrower to the party or parties entitled thereto.

E.9 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of Nevada, except as preempted by federal law. Notwithstanding anything to the contrary contained herein, this than Agreement is subject to the Applicable Gaming Laws (as defined in the Stock Pledge) of the State of Nevada. Lender agrees to cooperate with the Gaming Authorities (as defined in the Stock Pledge) of the State of Nevada in connection with the administration of their regulatory jurisdiction over Borrower, including the provision of such documents and other information as may be requested by the Gaming Authorities of the State of Nevada relating to Borrower or the an Documents.

E.10 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder in whole or in part without the prior written consent of Lender, which such consent may be granted or withheld in the sole and absolute discretion of Lender. Any such assignment without said consent shall be void. Lender shall have the right at any time and from time to time to assign to participants or others all or certain of its rights and obligations hereunder but no such assignment shall, without Borrower’s written consent, relieve Lender of its obligations hereunder. Notwithstanding the foregoing, without Lender’s prior consent but on at lease fifteen (15) days advance notice to Lender, the Borrower may (i) transfer the Shares to any entity controlled by or under common control with Borrower, and/or (ii) cause the transfer of the Property to a separate entity controlled by or under common control with Stockman’s Casino (i.e., separate from the operations of the Property), so long as in each case the liens of the Stock Pledge and the Deed of Trust remain first priority liens in favor of Lender on the respective collateral described therein.

E.11 Time. Time is of the essence of this Agreement and each and every proAsion hereof in which time is an element.

E.12 Supplemental Agreement. The provisions of this Agreement are not intended to supersede the provisions of the Stock Pledge but shall be construed as supplemental thereto. This Agreement, and all representations and warranties contained herein, shall remain in effect until the Loan has been paid in full.

E.13 Legal Requirements. “Legal Requirements” shall mean (i) any and all present and future judicial decisions, statutes, rulings, directions, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Borrower or the Property, including the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof, including, without limitation, any Applicable Gaming Laws, (ii) Borrower’s presently or subsequently effective bylaws and articles of incorporation or partnership, limited partnership, joint venture, trust or other form of business association agreement, (iii) any and

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

all terms, provisions and conditions of any commitment between Lender and Borrower which are to be performed or observed by Borrower, and (iv) any and all leases and other contracts (written or oral) of any nature that relate, in any way, to the Property and to which Stockman’s Casino may be bound, including but not limited to any lease or other contract pursuant to which Stockman’s Casino is granted a possessory interest in the Property.

E.14 Relationship of Parties. The relationship between Borrower and Lender is, and at all time shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Property or the Loan, except as expressly provided in the an Documents; and notwithstanding any other provision of the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its partners or members and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any debts, expenses or losses incurred or sustained by Borrower; (c) Lender does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Property; and (d) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its partners or members.

E.15 Attorneys’ Fees and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

E.16 Expiration of Commitment. Lender’s obligation to disburse the Loan is further conditioned upon the execution of this Agreement and the other Loan Documents and the recordation of the Deed of Trust on or before February 28, 2007.

E.17 Counterparts. This Agreement may be executed in any number of counterparts, all of which, when taken together, shall be construed as one document.

E.18 Interpretation. This Agreement shall not be construed against the party preparing it, but shall be construed as if both parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party,

E.19 Partial Invalidity. In the event that any of the terms hereof shall be held to be invalid or unenforceable by any court of competent jurisdiction, such fact shall not affect the validity or enforceability of the remaining terms hereof.

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

E.20 Reasonableness Standard. Except as otherwise provided herein, whenever Lender’s consent or approval is required in this Agreement or any of the other Loan Documents, such consent or approval shall not be unreasonably withheld, conditioned or delayed.

E.21 Gaming Laws. Whenever in this Agreement a right is given to Lender, which right is affected by Applicable Gaming Laws (as defined in the Stock Pledge) or the enforcement of which is subject to Applicable Gaming Laws, the enforcement of any such right shall be subject to Applicable Gaming Laws and approval, if so required, of the applicable Gaming Authorities (as defined in the Stock Pledge). Without limiting the generality of the foregoing, Lender acknowledges that (a) Lender is subject to being called forward by the Gaming Authorities of the State of Nevada, in their discretion, for licensing or a fording of suitability as a lender to a gaming licensee, and (b) to the extent the prior approval of the Gaming Authorities of the State of Neva is required pursuant to Applicable Gaming Laws for the exercise, operation and effectiveness of any remedy hereunder or under any other Loan Document, or the taking of any action that may be taken by Beneficiary hereunder or under any other Loan Document, such remedy or action shall be subject to such prior approval of the Gaming Authorities of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

Full House Resorts, Inc.	FULL HOUSE RESORTS, INC.,
4670 S. Fort Apache, Suite 190	a Delaware corporation
Las Vegas, Nevada 89147
	By:	/s/ Barth F. Aaron
	Its:	Secretary
“Borrower”

Nevada State Bank One	NEVADA STATE BANK
W. Liberty Street
Reno, Nevada 89501
	By:	/s/ Richard Thomas
	Its:	Vice President
“Lender”

Hale Lane Peek Dennison and Howard

Attorneys and Counsellors at Law

Reno, Nevada

(775) 327-3000

EXHIBIT “A”

LEGAL DESCRIPTION

The land referred to herein is situated in the State of Nevada, County of CHURCHILL, described as follows:

Parcels 1, 2 and 3 of the Parcel Map for James R. Peters, as trustee under the James R. Peters Family Trust Agreement recorded March 1, 2005, under Document No. 368694, Official Records, Churchill County, Nevada.